Investor Presentation

May 2021

Member FDIC


MVB
MVB
MVB

Forward-Looking Statements

MVB Financial Corp. ("MVB" or the "Company") has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as "may," "could," "should,", "would," "will," "plans," "believes," "estimates," "expects," "anticipates," "intends," "continues," or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity and credit risk; changes in market interest rates; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company's business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the SEC, which are available on the SEC's website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends and to facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB

The MVB Franchise

An innovative financial holding company providing banking services in the Mid-Atlantic region, as well as to Fintech clients throughout the United States





Fintech

Banking

- Providing banking as a service ("BaaS") to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Growth in fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance

Technology

- GRAND - lower cost and faster payments utilizing a dedicated wallet for gaming
- Flexia - prepaid card platform for casinos to facilitate the move to a cashless casino floor
- Trabian - software development firm servicing financial institutions and Fintech companies

Commercial and Retail Banking ("CoRe")

- Commercial: Loans, Deposits and Non-interest Income; 81% of loan portfolio
- Retail: Deposits, Fee Income, Small Business and Consumer Loans
- 10 banking centers in West Virginia and 3 in Northern Virginia

Why MVB?

- Culture – Values – Mars Shot
- Industry-leading TBV growth
- Low deposit costs
- Fintech strategy
- Fintech investment incubator
- Historically strong asset quality and capital levels
- Compliance and risk infrastructure
- Insider ownership

Source: Company documents.

Our Purpose and Values

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

TRUST
I am reliable and act with integrity. I can be counted on and count on others.

COMMITMENT
I take ownership of my responsibilities in support of MVB achieving its Purpose.

RESPECT, LOVE, and CARING
I am respectful, considerate and thoughtful towards our Team members, clients and community.

TEAMWORK
I effectively and efficiently work with others to accomplish more.

ADAPTIVE
I easily respond to change in a productive way.

Source: Company documents.

Optionality with MVBF



Strategic Flywheel
Unleash Exceptional Shareholder Value
Invest in Passionate A+ Player Talent with a Growth Mindset
Articulate Vision for Innovative Blue Ocean Solutions
Fund Strategic Investments in Companies, Technology and Processes
Ignite Great Partner Experiences
Cultivate a Powerful Global Reputation
Strong Culture
Positively Impact the Financial Lives of 1B People



Opportunity Flywheel
Fintech investment portfolio
Banking as a Service ("BaaS")
27 gaming industry leading clients and proprietary technologies
Banking relationship with numerous Cryptocurrency exchanges
Small Business Administration ("SBA") loan generation
Technology development through the acquisition of Trabian
Low-cost deposit franchise
Driving Shareholder Value

Source: Company documents.

MVB

Wall Street Commentary on MVB Story

HOVDE GROUP

February 24, 2021 – Over the past couple of years, MVBF has **dramatically transformed the deposit base which has been fueled by its Fintech initiatives/specialty deposits**. Looking ahead, we continue to see a tremendous opportunity for further growth within this segment as more states allow for sports betting (currently legal in only 14 states; increases to 20 states in 2021).

May 7, 2021 – Overall, we remain positive on the name and feel as though there are still parts to the MVBF story that are not fully appreciated at this time...MVB has **reshaped itself over time to be more than a community bank** and we believe the newer business lines **are positioned for meaningful growth over the next several years**.

KBW

February 23, 2020 – **MVBF presents a unique opportunity to invest in a bank that has the potential to continue to improve profitability and its funding base over the next few years...**

February 21, 2021 – In addition to the benefit of team lift-outs and positive operating leverage in the core bank, the "MVB 3.0" strategy is focused on positioning MVBF as **the partner of choice for Fintech companies**... We expect MVBF to continue deploying their substantial capital levels through creative methods, including further Fintech investments (like Grand) via their MVB Technology sub or through the acquisition of fee businesses (such as Chartwell and Paladin Fraud) that subsequently drive future TBV build.

PIPER | SANDLER

February 20, 2020 – **We continue to like the MVB story longer-term as the company executes on its Fintech initiatives**, thereby driving franchise value via lower cost/NIB deposit growth in addition to emerging fee opportunities while tilting the earnings stream towards the core bank...

March 3, 2020 – **We think highly of management's "think outside the box" mentality** in deciding a creative structure to create balance sheet flexibility and ultimately drive shareholder value.

TOM BROWN'S BANKSTOCKS.COM INSIDE FINANCIAL SERVICES

February 26, 2021 – MVB Financial is going through one **of the most interesting and significant transitions of any bank I have seen**... Mazza chose to focus on Fintech companies both to provide them with banking services as well as to invest in them... MVB Financial is transforming itself from being a typical mid-sized community bank to being **an exciting growth financial services company that has embraced the Fintech revolution**. I said eight months ago that the transformation would be fun to watch, but it is happening faster and is more impactful on the company's growth and profitability than I thought.

June 7, 2019 – "Sports betting is a 140 billion business that states are steadily in the process of legalizing. The industry's growth is extremely bright. MVB is at the nexus of it all... **MVB is going to be a fascinating company to watch in the coming years** as it moves to put itself at the center of several emerging fast-growing industries."

ICBA Independent Community Bankers of America®

May 1, 2021 – Ranked MVB Bank as the **#15 Best Performing Bank of 2020** in the over $1 billion category

MVB

Proven Value Creation

Industry-leading Shareholder Value Enhancement



MVBF TBV CAGR 15%
Regional Peer TBV CAGR 10%
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
16%
14%
12%
10%
8%
6%
4%
2%
0%
$9.81
$11.01
$11.80
$12.92
$15.20
$19.73
$19.98
2015
2016
2017
2018
2019
2020
YTD 2021
Tangible Book Value
Growth in Tangible Book Value
Peer Growth in Tangible Book Value

Source: Company documents, SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD 2021 is through March 31, 2021. Compound annual growth rate is abbreviated as "CAGR".

Fintech Initiatives Power Robust Growth in Low-Cost Deposits…



NIB/Total Deposits 38%
NIB/Total Deposits 8%
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Average Balance in thousands
40%
35%
30%
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
$729,707
$879,195
$922,492
$1,013,318
$1,227,269
$1,778,071
$2,049,453
2015
2016
2017
2018
2019
2020
YTD 2021
Average Interest-bearing deposits
Average Noninterest-bearing deposits
NIB deposits as a % of total deposits
Regional Peer NIB deposits as a % of total deposits

As of March 31, 2021, Fintech deposits account for 34% of MVB's total deposits.

Source: Company documents, SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD 2021 is through March 31, 2021.

…and Drive Net Interest Margin ("NIM") Expansion

Active Focus on NIM and Upward Trend



3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
3.07%
3.12%
3.27%
3.31%
3.47%
3.53%
3.57%
3.59%
2014
2015
2016
2017
2018
2019
2020
YTD 2021

NIM Reconciliation	Q1 2021
Tax-equivalent net interest margin (%)	3.26%
Less:	
Tax-equivalent adjustments	(0.07)%
Net interest margin (%)	**3.19%**
Plus:	
Impact of excess liquidity	0.36%
Impact of PPP loans	0.10%
Impact of FSB acquisition	(0.06)%
Core net interest margin (%)	**3.59%**

Source: Company documents. NIM is shown on a fully-tax equivalent basis. YTD 2021 is through March 31, 2021. Note: YTD 2021 has been adjusted to remove the impact of excess liquidity, PPP loans and the FSB acquisition.

Fintech Differentiators – "Distinct, Not Extinct"

Fintech Deposits

As of March 31, 2021	Balance
Hospitality and Gaming	$ 584,887,746
Payments Processing	$ 89,078,392
Cryptocurrency	$ 49,823,597
Digital Savings	$ 20,665,474
Other	$ 166,816
Total	**$ 744,622,025**

Growth in Fintech Deposits



$800
$700
$600
$500
$400
$300
$200
$100
$-
(in millions)
213% CAGR
$57.1
$150.2
$533.0
$744.6
2018
2019
2020
YTD 2021

YTD Fintech Cost of Funds = 0.07%

YTD Fintech Fee Income = $1,148,698

MVB

Source: Company documents. YTD 2021 is through March 31, 2021.

Fintech Investment Portfolio Performance



196.3% IRR
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(in thousands)
2016
2017
2018
2019
2020
YTD 2021
Cash Investment
Estimated Fair Value

ALLIED PAYMENT NETWORK
BILLGO
Commerce Ventures
FinClusive
interchecks
payall
Socure
Stronghold

Investments Focused on Strategic Partnerships

Source: Company documents. YTD 2021 is through March 31, 2021.

MVB

Opportunistic Actions Have Further Enhanced Shareholder Value

Sale of South Market, WV Banking Centers

Sale of four banking centers in Cabell, Kanawha and Putnam counties in West Virginia, including $193M in deposits and $57M in loans, for a 6% premium

MVB expects to recognize a pre-tax gain on this sale of approximately $10M, driving TBV enhancement of approximately $0.68, or 3.4% (based on the TBV per share as of March 31, 2021)

Expected to close in the third quarter of 2021

FDIC-Assisted Acquisition of The First State Bank, Barboursville, WV

Pre-tax bargain purchase gain of $4.7M

Completed on April 3, 2020

Sale of Four Eastern Panhandle, WV Banking Centers

Pre-tax gain on sale of $9.6M

Completed on April 24, 2020

MVB Mortgage Combination with Intercoastal Mortgage, LLC

Pre-tax gain on mortgage combination transaction of $3.3M

Completed on July 1, 2020

Modified Dutch Auction Tender Offer and Share Repurchases

Repurchased 796,414 shares for an aggregate cost of $15.7M and at an average price of $18.88 per share

Completed on December 18, 2020

Source: Company documents.

Growth Opportunities Ahead

Gaming Industry Expansion and Evolution

Companies are racing to manufacture and capture opportunity across the sector as states legalize gaming and a generation of users from the digital age enter the market

Hospitality and Gaming Deposits



Hospitality and gaming deposits (in millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$51.7
$120.3
$357.9
$578.7
$707.7
$878.6
27 clients
2018
2019
2020
YTD 2021
2022
2023
Forecasted
Repeal of PASPA

Gaming Industry Growth Drivers

- Legalization: 28 states have legalized sports betting, 6 states have legalized online casino gambling
- Digital disruption: Sports betting apps monthly downloads have increased 250+% in the past year
- Gaming options: As Gen Z becomes eligible, companies are developing the next generation of gambling (iGaming, virtual reality, etc.)
- Fintech ecosystem: COVID-19 led retail gaming to innovate using technology for better money access and transfer

States with…	2019	2020	2021 (forecasted)	2022 (forecasted)	2023 (forecasted)	2024 and beyond (forecasted)
Legalized Online Sports Betting	10	15	18	22	25	28
Operational Online Sports Betting [2]	9	11	16	20	22	25

An anticipated **55%** of the US adult population will be eligible for sports betting by 2022 [1],expanding the potential for the market already producing $1.5B in gross gaming revenue.

Source: Company documents. (1) E&K Gaming – US Sports Betting Policy Monitor, April 2021. (2) E&K Gaming Projections. YTD 2021 is through March 31, 2021.

Payment Technologies

Another creative way MVBF is looking toward the future of digital banking

GRAND

- Lower cost, faster payments
- Dedicated wallet for gaming
- Digital integration with gaming partners
- Available in iOS and Android

Benefits to Users

- Fund and cash out in real time
- Load via ACH or credit card
- Potential to pass savings through to users in form of credits and/or loyalty rewards or points
- Payment and spending options including GRAND card

Benefits to Partners

- Meaningful transaction savings
- Speed up movement of money
- GRAND recurring transfers facilitates user spend

FLEXIA

- Fintech company based in Las Vegas, NV
- Prepaid card platform for land-based casinos to facilitate the move to a totally cashless casino floor
- Provides users access to a reloadable account that combines a debit account and casino gaming accounts into one card, allowing for non-cash transactions at participating casinos

TRABIAN

- Leading software development firm servicing financial institutions and Fintech companies
- Builds digital products, web and mobile applications for forward-thinking community banks, credit unions, digital banks and Fintechs

Source: Company documents

Banking as a Service ("BaaS") Platform

Providing banking services to Trusted Partners and their clients

- Enables Trusted Partners to offer fully customized, digital and compliant white-labeled financial services to their clients to improve customer experience and loyalty while boosting revenue
- Currently supports several account types with attributes that are attractive to the end-user
  - No fees for users
  - No minimums to open
  - Direct deposit enabled two-day early access to funds to smooth out cash flow
  - Instant debit card issuance to digital wallets

Total Number of Accounts



6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
28,026
3,821,461
4,798,373
2019
2020
YTD 2021

With our expanding BaaS platform, MVB is now the **21st largest bank** in the US based on number of customer accounts.

Source: Company documents and DepositAccounts.com. YTD 2021 is through March 31, 2021

MVB

SBA Lending Momentum

SBA platform launched in Q1 2021

U.S. Small Business Administration

- Focus on 7A loans in specific industries
  - Healthcare
  - Funeral homes
  - Insurance agencies
- National marketplace
- Expand current SBA team
- Increase targeted marketing activities
- Obtain Preferred Lending Partner (PLP) designation from the SBA
- Establish contracted agents
- Obtain SBA-specific software to scale operations

	Three Months Ended March 31, 2021	Full Year 2021 (forecasted)
Production	$9.7M	$100M
Gain on Sale	$385K	$5M

Source: Company documents.

Strength, Safety and Soundness

Consistent, Top Tier Asset Quality Through Cycles


Non-Performing Loans / Total Loans
3.80%
3.10%
2.40%
1.70%
1.00%
0.30%
-0.40%
1.10% 2.47% 3.21% 3.43% 3.26% 2.29% 1.68% 1.65% 1.46% 1.17% 1.06% 0.87% 0.94% 0.68%
0.54% 0.00% 0.74% 0.88% 0.77% 0.14% 1.16% 0.99% 0.59% 0.88% 0.54% 0.37% 0.77% 0.63%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021
MVBF
Regional Peers


NCOs / Average Loans
1.10%
0.85%
0.60%
0.35%
0.10%
-0.15%
0.33% 0.66% 1.00% 0.81% 0.76% 0.59% 0.32% 0.19% 0.24% 0.21% 0.13% 0.12% 0.14% 0.08%
0.25% 0.18% 0.33% 0.35% 0.42% 0.25% 0.17% 0.07% 0.22% 0.12% 0.11% 0.07% 0.12% 0.06%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021
MVBF
Regional Peers


ALLL / Total Loans (Excluding PPP)
2.00%
1.60%
1.20%
0.80%
0.40%
1.30% 1.53% 1.80% 1.74% 1.66% 1.49% 1.34% 1.26% 1.16% 1.09% 1.04% 0.98% 1.35% 1.46%
0.92% 0.96% 0.84% 0.81% 0.91% 0.79% 0.78% 0.78% 0.86% 0.89% 0.84% 0.86% 1.88% 1.74%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021
MVBF
Regional Peers

Source: Company documents, SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD 2021 is through March 31, 2021.

Diversified Loan Portfolio

Growth and Active Management of Concentration Limits

Net Loans (including Loans of branches held for sale)



CRE %
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
(in millions)
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Commercial RE Loans as a % of Total Risk Based Capital
2013
2014
2015
2016
2017
2018
2019
2020
YTD 2021
Net Loans HFI
CRE Loans as a % of Total Risk-Based Capital

Source: Company documents. YTD 2021 is through March 31, 2021.

Loan Portfolio Composition



SBA Paycheck Protection Program 11%
Residential 17%
Home Equity 2%
Acquisition & Development 7%
Commercial Real Estate 30%
Commercial Business 33%

Bank Capital Position

Tangible Common Equity / Tangible Assets (%) (1)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.8%
7.9%
8.1%
8.7%
9.5%
9.8%
8.8%
2015
2016
2017
2018
2019
2020
Q1 2021

Tier 1/Community Bank Leverage Ratio (%)



11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
8.5%
9.5%
10.9%
10.7%
10.2%
9.9%
11.0%
11.3%
2015
2016
2017
2018
2019
2020
Q1 2021

Tier 1 Risk-Based Capital Ratio (%)



20.0%
15.0%
10.0%
5.0%
0.0%
11.5%
13.6%
13.3%
12.5%
12.1%
14.6%
14.8%
2015
2016
2017
2018
2019
2020
Q1 2021

Total Risk-Based Capital Ratio (%)



20.0%
15.0%
10.0%
5.0%
0.0%
12.2%
14.5%
14.2%
13.3%
12.8%
15.8%
16.0%
2015
2016
2017
2018
2019
2020
Q1 2021

MVB

Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank.

Compliance and Fraud Coverage

CHARTWELL
REGULATORY COMPLIANCE & RISK MANAGEMENT

- Over 150 Fintech companies served, ranging from the unicorns to the Fortune 50
- Industry-leading hyper-specialization to Fintech state and federal compliance
- Well-recognized brand across the industry
- Nearly all staff have been industry practitioners or regulators
- Most work executed by employees, not contractors
- Winner of Fintech, corporate culture and employee development awards
- Practitioners of *Kaizen* process efficiency and lean management, including training tours in Japan

paladingroup

- Founded by a group of insider industry experts who knew what fraud prevention can and should be, Paladin Group offers an extensive and customizable suite of services for both merchants and vendors. We strategize for the long game, helping clients and partners defend against today's threats—and tomorrow's. Paladin places special focus on education and training, arming merchants and vendors with the insight they need to stay on top.
  - **Experienced:** Our collective decades of experience add up to expertise our clients can trust
  - **Tactical:** We safeguard your long-term best interests with strategic analysis and insight
  - **Agile:** We adapt and keep up with trends and technology, evolving to match your needs
  - **Human:** We bring warmth, partnership, and collaboration to a complex landscape

H HOVDE GROUP

"The deal makes sense to us for a number of reasons. First, and most simply, with regulation and compliance naturally at the forefront of the risk factors associated with the MVBF story, any enhancement to the company's proficiency in these areas — irrespective of whether or not the deal was financially accretive — has to be considered a significant positive development, in the sense that it undoubtedly reduces the overall risk profile of the business model… So in essence, MVBF helps to soothe concerns about its regulatory and compliance risk as it pushes further into the Fintech arena, lowering the overall risk profile of the model, while simultaneously opening up a new potential revenue stream that is uncorrelated to both the traditional banking business and MVBF's own initiatives in Fintech.

Source: Company documents.

MVB

Addressing Risk Management

Cost of Investing in the Future and Scalability

- MVB embraces a culture of compliance and risk management
- Significant investments were made over the past year in people, processes and systems supporting the ERM program.
- Strategic investments were made in RegTech companies as part of the Bank's strategy to strengthen risk management capabilities.

Socure FinClusive

- Acquisitions of Chartwell and Paladin provide MVB and its clients with access to Compliance and Fraud experts in Gaming and Fintech, well beyond what is typical for a bank its size.
- MVB takes a collaborative approach and partners with clients to ensure both the Bank and the client meet all regulatory requirements.

Risk	Mitigation
Asset Quality	▪ Diverse portfolio ▪ Increased ALLL ▪ Strong markets
Compliance/Regulatory Risk	▪ Investment in team through Chartwell and Paladin acquisitions ▪ Continuous communication with regulators ▪ Technical expertise and experienced Fintech industry partners ▪ Investing in regulatory technology enhancing compliance monitoring systems
Payment and Fintech Deposit Client Retention	▪ Building moats around clients ▪ Extensive diligence for both parties adding to difficulty to switch ▪ Early adopter advantage ▪ Long technical sales cycle
Deposit Concentration and Seasonality	▪ Diversified base of clients and industries ▪ Limits on total accepted per client and industry ▪ Increased liquidity in investment portfolio ▪ Syndicate deposits
Operating Efficiency	▪ Modern, efficient branch network ▪ Technology focus ▪ Increased due to the mortgage subsidiary's combination to form ICM ▪ Fee income expansion
Mortgage Volatility	▪ Diversified geographic portfolio ▪ Overhead management ▪ High quality loans ▪ Purchased loan focus

Source: Company documents. Socure provides identity and fraud risk solutions and FinClusive provides compliance services.

MVB

Management, Board and Stock Ownership

Executive Leadership

TOM BROWN'S
BANKSTOCKS.COM
INSIDE FINANCIAL SERVICES

June 12, 2020 – "...I had six one-one-conversations with bank CEOs I not only have the utmost respect for as CEOs, but also whom I simply enjoy as individuals: Jamie Dimon (JPMorgan), Lynn Harton (United Community), Kelly King (Truist), Ken Mahon (Dime Community), **Larry Mazza (MVB Financial)**, and John Turner (Regions). I learned so much from these six individuals and enjoyed a few laughs that I should have paid for the education and entertainment." *– Tom Brown*



Larry F. Mazza

President and CEO of MVB Financial Corp.

- 30 years of experience in the banking industry, including community banks and BB&T
- Member of the WV Board of Banking and Financial Institutions
- Served on the Board of Directors for PDC Energy
- Serves on the Board of Directors for BillGO
- Big 4 experience
- Co-owner of Football Talk, LLC



Donald T. Robinson

EVP and CFO

- Former Senior Vice President and Commercial Regional Manager for Huntington National Bank
- Former Senior Vice President and Chief Accounting Officer at Linn Energy
- Big 4 experience



C. Brad Greathouse

EVP and Chief People and Culture Officer

- Former Vice President of Human Relations at Mylan
- Former Senior Human Resources Leader at GE Aviation
- Global HR leadership experience across multiple industries



Matt A. West

Chief Strategy Officer

- Leads the strategy, Fintech and Gaming verticals
- Former consultant for energy, financial services, health care and the public sector
- Formerly held engineering and operations leadership roles at GE



Kelly Kroskie

EVP and Chief Operations and Digital Officer

- Former Executive Director with JP Morgan Chase
- Former Senior Director of Digital Capabilities and Chief Operational Risk Officer with Alliance Data
- Formerly of Fiserv (Check Free Corporation)



John T. Schirripa

EVP and Chief Commercial Lending Officer

- Former Regional President – WV
- 30+ years of experience
- Former Senior Vice President/Community President of Huntington National Bank



John Marion

EVP and Chief Risk Officer

- 20+ years of experience
- Former President and CRO of Comenity Bank
- Managing Director and CFO for Chase Digital
- Former President of Chase Bank USA

Source: Company documents.

Experienced Board of Directors



David B. Alvarez (C)
Year Appointed: 2013 Chairman of the Board
President, Energy Transportation and Applied Construction Solutions
Committees: Loan Approval, MVB CDC Board, MVB Insurance Board (Chair), and PMG Board



Larry F. Mazza (N)
Year Appointed: 2005
President and CEO, MVB and MVB Bank
Committees: ALCO, Loan Approval, Loan Review, Paladin Fraud Board, Chartwell Compliance Board, MVB CDC Board, MVB CDPI Board, MVB Insurance Board, and PMG Board



W. Marston "Marty" Becker (I)
Year Appointed: 2020
Former Chairman of the Board of QBE Insurance Group
Committees: Finance, HR and Compensation, and Nominating and Corporate Governance



Dr. Kelly R. Nelson (I)
Year Appointed: 2005
Physician
Committees: Nominating and Corporate Governance (Chair), HR and Compensation, Risk and Compliance (Chair), Loan Approval, Paladin Fraud Board, and Chartwell Compliance Board



John W. Ebert (I)
Year Appointed: 2013
President, J. W. Ebert Corporation
Committees: Audit, Finance (Chair), Nominating and Corporate Governance, and MVB CDC Board



J. Christopher Pallotta (I)
Year Appointed: 1999
Director and CEO, Bond Insurance Agency, Inc.
Committees: Audit, ALCO (Chair), Loan Approval (Chair), Loan Review (Chair), and Chartwell Compliance Board



Gary A. LeDonne (I)
Year Appointed: 2016
Executive in Residence at the John Chambers College of Business and Economics at WVU
Committees: Audit Finance, HR and Compensation (Chair), ALCO, MVB CDC Board (Chair), MVB CDPI Board (Chair), Loan Review, and PMG Board (Chair)



Anna J. Sainsbury (I)
Year Appointed: 2020
Chairman and Founder at GeoGuard and GeoComply
Committees: HR and Compensation, Nominating and Corporate Governance, Risk and Compliance, and Paladin Fraud Board



Cheryl D. Spielman (I)
Year Appointed: 2019
Retired Partner, Ernst & Young
Committees: Audit (Chair), Finance, Risk and Compliance, and Chartwell Compliance Board

C Independent Chairman.
N Non-Independent Director.
I Independent Director.

Our Directors' Skills and Expertise


Business Management & Development 9
Corporate & Board Leadership 9
Risk Management 8
Financial & Banking 8
Health, Safety, & Social Responsibility 7
Regulatory & Compliance 6
Lending 6
Fintech Industry 5
Technology & Information Security 4

Board Independence and Balanced Tenure


Non-Independent 11%
Independent 90%


Average Tenure: ~8 years
3
1
2
3
0-3 Years
4-6 Years
7-9 Years
> 10 Years

Source: Company documents.

MVBF Stock Ownership

Insider Holdings Reaffirm that We Believe in MVB!

Top Holders as of March 31, 2021	Position	Percent of Class
EJF Capital LLC	880K	7.6%
The Vanguard Group, Inc.	506K	4.4%
BlackRock Institutional Trust Company, N.A.	506K	4.4%
Wellington Management Company, LLP	474K	4.1%
Endeavor Capital Advisors Inc.	328K	2.8%
Larry Mazza, President and CEO	**540K**	**4.6%**
David Alvarez, Chairman of the Board	**305K**	**2.6%**
All Other Board Members	**405K**	**3.5%**
All Management Team	**236K**	**2.0%**

Ownership Summary



Insider
13%
Retail
49%
Institutional
(including mutual funds)
38%

Source: Company documents.

MVB's Tech-Forward Bank Peers

Company Name	Ticker	Tech Specialty	Total Assets ($M)	Market Capitalization ($M)	Price/ Tangible Book Value (%)	Price/ Earnings (x)
Axos Financial, Inc.	AX	Digital Banking	14,828	2,753	224	13
Coastal Financial Corporation	CCB	BaaS	2,029	371	252	16
Communities First Financial Corporation	CFST	Payments/SBA	957	129	182	8
First Internet Bancorp	INBK	Tech-Forward/Digital Banking	4,189	352	104	9
Green Dot Corporation	GDOT	Online Banking	5,035	2,216	411	22
LendingClub Corporation	LC	Fintech Partnership	1,863	1,262	200	NM
Live Oak Bancshares, Inc.	LOB	SBA	8,418	2,700	490	18
Meta Financial Group, Inc.	CASH	Payments	9,790	1,596	327	7
Metropolitan Bank Holding Corp.	MCB	Payments	4,923	527	158	11
Seacoast Banking Corporation of Florida	SBCF	Tech-Forward	8,812	2,099	230	16
Signature Bank	SBNY	Tech-Forward/Crypto	85,382	14,024	241	19
Silvergate Capital Corporation	SIVB	Tech-Forward	7,757	2,365	324	42
SVB Financial Group	SI	Crypto	142,347	31,995	363	14
The Bancorp, Inc.	TBBK	Fintech Partnership	7,747	1,404	236	14
Triumph Bancorp, Inc.	TBK	Payments	6,100	2,122	403	16
Valley National Bancorp	VLY	Tech-Forward	41,178	5,893	195	13
Median			7,752	2,111	239	14
MVB Financial Corp.	**MVBF**	**Payments**	**2,646**	**518**	**223**	**17**

Source: Company documents, SEC filings and S&P Global Market Intelligence. Peer data for total assets reflects the most recent quarterly data publicly available. The remaining peer data is based on the stock price as of May 14, 2021. Price/ Earnings is based on the latest fiscal quarter.

Appendix: Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets (%)							
(Dollars in thousands)	2015	2016	2017	2018	2019	2020	Q1 2021
Total stockholders' equity	$ 114,712	$ 145,625	$ 150,192	$ 176,773	$ 211,936	$ 239,483	$ 236,683
Total assets	1,384,476	1,418,804	1,534,302	1,750,969	1,944,114	2,331,476	2,646,089
Equity to assets	8.3%	10.3%	9.8%	10.1%	10.9%	10.3%	8.9%
Goodwill	$ 18,480	$ 18,480	$ 18,480	$ 18,480	$ 19,630	$ 2,350	$ 2,350
Intangibles	845	744	646	550	3,473	2,400	2,246
Total intangible assets	$ 19,325	$ 19,224	$ 19,126	$ 19,030	$ 23,103	$ 4,750	$ 4,596
Total stockholders' equity	$ 114,712	$ 145,625	$ 150,192	$ 176,773	$ 211,936	$ 239,483	$ 236,683
Less: Preferred stock	(16,334)	(16,334)	(7,834)	(7,834)	(7,334)	(7,334)	--
Less: Total intangible assets	(19,325)	(19,224)	(19,126)	(19,030)	(23,103)	(4,750)	(4,596)
Total tangible common equity	$ 79,053	$ 110,067	$ 123,232	$ 149,909	$ 181,499	$ 227,399	$ 232,087
Total assets	$ 1,384,476	$ 1,418,804	$ 1,534,302	$ 1,750,969	$ 1,944,114	$ 2,331,476	$ 2,646,089
Less: Total intangible assets	(19,325)	(19,224)	(19,126)	(19,030)	(23,103)	(4,750)	(4,596)
Total tangible assets	$ 1,365,151	$ 1,399,580	$ 1,515,176	$ 1,731,939	$ 1,921,011	$ 2,326,726	$ 2,641,493
Tangible common equity to tangible assets	5.8%	7.9%	8.1%	8.7%	9.5%	9.8%	8.8%

Source: Company documents.